UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 20, 2013

Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 20, 2013, Diamond Resorts International, Inc. (the “Company”) completed a securitization involving the issuance of $225 million of investment-grade rated securities. The issuance was completed through Diamond Resorts Owner Trust 2013-2 (“DROT 2013-2”), an indirect wholly-owned subsidiary of the Company, and is comprised of $213.15 million of AA rated vacation ownership loan-backed notes and $11.85 million of A+ rated vacation ownership loan-backed notes. The notes have interest rates of 2.27% and 2.62% respectively, for an overall weighted average interest rate of 2.29%. The advance rate for this transaction was 95%.

In connection with the transaction, DROT 2013-2 entered into (1) the Sale Agreement, dated as of November 20, 2013, by and between Diamond Resorts Seller 2013-2, LLC, as Seller (“Seller”), and DROT 2013-2, as Issuer, and their respective permitted successors and assigns, under which the vacation ownership loans are sold by the Seller to DROT 2013-2 (the “Sale Agreement”), and (2) the Indenture, dated as of November 20, 2013, by and among DROT 2013-2, as Issuer, Diamond Resorts Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Indenture Trustee and Back-up Servicer, under which the vacation ownership loan-backed notes are issued (the “Indenture”), which are attached as Exhibits 10.1and Exhibit 10.2, respectively to this Form 8-K and are incorporated herein by reference.
The transaction was completed in reliance upon Rule 144A and Regulation S as a placement of securities not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law. All of such securities having been sold, this announcement of their sale appears as a matter of record only. The notes have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities laws.
The description of the securitization transaction, the Sale Agreement and the Indenture set forth above in this Item 1.01 and Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement and the Indenture, as filed as Exhibits 10.1 and 10.2 hereto.

A copy of the Company’s November 20, 2013 press release announcing the issuance of the DROT 2013-2 Notes is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1 10.2
Sale Agreement, dated as of November 20, 2013, by and between Diamond Resorts Seller 2013-2, LLC, as Seller, and Diamond Resorts Owner Trust 2013-2, as Issuer, and their respective permitted successors and assigns.

Indenture, dated as of November 20, 2013, by and among Diamond Resorts Owner Trust 2013-2, as Issuer, Diamond Resorts Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Indenture Trustee and Back-up Servicer.

99.1	Press Release dated November 20, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

November 26, 2013	By:	/s/Jared T. Finkelstein
	Name:	Jared T. Finkelstein
	Title:	Senior Vice President – Legal and Secretary

Exhibit Index

Exhibit No.	Description

10.1 10.2
Sale Agreement, dated as of November 20, 2013, by and among Diamond Resorts Seller 2013-2, LLC, as Seller, and Diamond Resorts Owner Trust 2013-2, as Issuer, and their respective permitted successors and assigns.

Indenture, dated as of November 20, 2013, by and among Diamond Resorts Owner Trust 2013-2, as Issuer, Diamond Resorts Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Indenture Trustee and Back-up Servicer.

99.1	Press Release dated November 20, 2013.

Exhibit 10.1

Exhibit 10.2

Exhibit 99.1